SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

Artemis International Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29793	13-4023714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4041 MacArthur Blvd. Suite 401, Newport Beach, CA 92660

(Address of principal executive offices)        (Zip Code)

(949) 660-6500

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On January 11, 2005, Artemis Finland Oy (“Artemis Finland”), a wholly owned subsidiary of Artemis International Solutions Corporation (“Company”), entered into a Payment Schedule Agreement (“Payment Agreement”) with Proha Plc (“Proha”), attached as an Exhibit hereto.  The Payment Agreement provides a schedule by which Artemis Finland will pay back to Proha 2.5 million Euros that Proha had deposited with Sampo Bank of Finland as cash collateral (“Collateral Deposit”) on a 2.5 million Euros loan that Sampo Bank had provided Artemis Finland (“Loan”) pursuant to a loan agreement effective February 27, 2004 (“Loan Agreement”).  Contemporaneous to the execution of the Payment Agreement by and between Artemis Finland and Proha, Artemis Finland and Proha together informed Sampo Bank to use (and take full ownership in) the full Collateral Deposit as the method by which Artemis Finland shall be deemed to have pre-paid the Loan in full effective January 11, 2005.  Sampo Bank has agreed, and as such, the Loan Agreement between Artemis Finland and Sampo Bank is now terminated.  Artemis Finland continues to be the debtor on a payment obligation of 2.5 million Euros, now with Proha effectively replacing Sampo Bank as the creditor, under the terms of the Payment Agreement.

Proha holds an approximate 55% beneficial ownership interest in the Company based on, (i) the voting rights of the holders of the Series A Preferred Stock, (ii) the conversion of Additional Warrants held by such holders; and (iii) assuming the conversion of the Minimum Borrowing Note held by Laurus Master Fund, Ltd., all as identified and described in the Company’s Amendment No. 2 to its Form S-1 Registration Statement, filed on Form S-1/A with the Securities and Exchange Commission on January 10, 2005.

ITEM 1.02.  Termination of a Material Definitive Agreement

See discussion under Item 1.01 above.

ITEM 9.01(c).  Exhibits

Exhibit 10                                             Payment Schedule Agreement, dated as of January 11, 2005, by and between Artemis Finland Oy and Proha Plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis International Solutions Corporation

Date:	January 14, 2005	/s/ Robert S. Stefanovich
Robert S. Stefanovich, Chief Financial Officer (principal financial officer and chief accounting officer)

Exhibit Index

Exhibit Number	Description of Exhibit

Exhibit 10	Payment Schedule Agreement, dated as of January 11, 2005, by and betweenArtemis Finland Oy and Proha Plc.